                                                                    Exhibit 10.6


                            AMENDING AGREEMENT NO. 2


     THIS IS AN AMENDING AGREEMENT made as of February 19, 1998 among PHILIP SERVICES CORP. as a borrower in Canada (the "CDN. BORROWER"), PHILIP SERVICES (DELAWARE), INC., as a borrower in the United States of America (the "U.S. BORROWER") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (the "ADMINISTRATIVE AGENT") on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower, as borrowers (the "BORROWERS"), the Persons from time to time parties to such agreement as lenders (the "LENDERS"), the Administrative Agent, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Canadian Imperial Bank of Commerce and Bankers Trust Company, as co-arrangers, and Dresdner Bank Canada, Dresdner Bank AG New York Branch and Royal Bank of Canada, as documentation agents, are parties to a credit agreement dated as of August 11, 1997 as amended by an amending agreement dated as of October 31, 1997 (collectively the "CREDIT AGREEMENT").

B.   The Borrowers have requested certain amendments to the Credit Agreement.

C. The Lenders, subject to the conditions set forth in this amending agreement, have consented to the amendments requested by the Borrowers and have authorized the Administrative Agent to execute and deliver this amending agreement to the Borrowers on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


     NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this amending agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, agree as follows:


                                  ARTICLE ONE

                                 INTERPRETATION

SECTION 1.01 ONE AGREEMENT: This amending agreement amends the Credit Agreement. This amending agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Credit Agreement as of the date of this amending agreement.

SECTION 1.02 DEFINED TERMS: In this amending agreement, unless something in the subject matter or context is inconsistent:

      (a) terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

      (b) all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this amending agreement.

SECTION 1.03 HEADINGS: The headings of the Articles and Sections of this amending agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this amending agreement.

SECTION 1.04 REFERENCES: All references to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Credit Agreement.


                                  ARTICLE TWO

                                   AMENDMENTS

SECTION 2.01 DEFINITIONS:  Section 1.01 of the Credit Agreement is amended by:

      (a) revising the definition of the term 'Acquisition' to add the following sentence at the end of such definition:

                  "For greater certainty the Cdn. Borrower's Safety-Kleen Equity Investment is an Investment and not an Acquisition."

      (b) revising the definition of the term 'Debt' to add the following words at the end of such definition:

                  "and provided further that the Designated Subordinated Debt shall not be included as Debt for the purpose of this definition.";

      (c) revising the definition of the term 'Fixed Charge Ratio' to read as follows:

                  ""FIXED CHARGE RATIO" on any day shall mean the ratio of (a) EBITDA for the Reference Financial Period for such day decreased by the amount of all Capital Expenditures made by the Restricted Parties during such Reference Financial Period to (b) Interest Expense (other than Interest Expense in the form of capitalized interest on the Designated Subordinated Debt prior to the time such capitalized interest is paid or becomes payable) for such Reference Financial Period plus Restricted Payments on preferred shares of the Cdn. Borrower made during such Reference Financial Period.";

      (d) revising the definition of the term 'Interest Coverage Ratio' to read as follows:

                  ""INTEREST COVERAGE RATIO" shall mean on any day the ratio of
                  (a) EBITDA for the Reference Financial Period for such day to
                  (b) Interest Expense (other than Interest Expense in the form of capitalized interest on the Designated Subordinated Debt prior to the time such capitalized interest is paid or becomes payable) for the Reference Financial Period for such day.";

      (e) revising the definition of the term "Interest Expense" to add the words 'or Designated Subordinated Debt' after the word "Debt" in the third and eleventh lines of such definition;

      (f) revising the definition of the term 'Net Income' by deleting the word 'and' in the third last line of such definition and by adding the following at the end of such definition:

                  ", and (g) with respect to any Financial Quarter ending in 1997, any Inventory Discrepancy Charge to a maximum aggregate amount for all Financial Quarters ending in 1997 of U.S. $125,000,000";

      (g) revising the definition of the term "Security" to read as follows:

                  "SECURITY" shall mean (a) for purposes other than Section 9.03, the Security referred to in Section 6.01 and all Additional Security, and (b) for the purpose of Section 9.03,
                  (i) the Security referred to in Section 6.01, and (ii) all Additional Security held by the Administrative Agent, and
                  (iii) the right, title and interest of the Administrative Agent, the Other Agents, the Lenders and their respective Eligible/Affiliates in and to the Additional Security held by a security agent or a security trustee for the benefit of such Persons, the holders of the Designated Subordinated Debt and the holders of any Debt or credit arrangements refinancing any Debt under this Agreement or the Designated Subordinated Debt as contemplated under Section 6.06.

      (h) adding the following new definitions to such Section in the appropriate alphabetical order:

                  "ADDITIONAL SECURITY" shall have the meaning specified in
                  Section 6.06.

                  "ADJUSTED DEBT TO EBITDA COVENANT RATIO" shall mean, on any day, the ratio of (a) the sum of (i) Debt and (ii) Designated Subordinated Debt on such day to (b) EBITDA for the Reference Financial Period for such day.

                  "CDN. BORROWER'S SAFETY-KLEEN EQUITY INVESTMENT" shall mean the U.S. $200,000,000 equity investment to be made by the Cdn. Borrower or one of its Affiliates in SK Parent Corp under arrangements which result in each of the Cdn. Borrower, Apollo Advisors, L.P. and Blackstone Management Associates III, L.P. (in each case whether directly or through one or more of their respective Affiliates) holding a one third equity interest in SK Parent Corp and also result in the closing under a definitive merger agreement under which a wholly-owned subsidiary of SK Parent Corp. acquires Safety-Kleen, Corp. of Elgin Illinois.

                  "DESIGNATED SUBORDINATED DEBT" shall mean up to U.S. $210,000,000 of subordinated debt made available by CIBC Capital Partners to the Cdn. Borrower to finance the Cdn. Borrower's Safety-Kleen Equity Investment, which subordinated debt shall be substantially on the terms set forth in the February 12, 1998 summary of the terms respecting such subordinated debt titled 'Philip Services Corp. Secured Debentures' forwarded to the Lenders on February 16, 1998 and subject to the terms and provisions of a subordination agreement between the holders of such subordinated debt and the Administrative Agent in form, scope and substance satisfactory to the Administrative Agent.

                  "INVENTORY DISCREPANCY CHARGE" shall mean the one time year-end charge of U.S. $125,000,000 that the Cdn. Borrower announced on January 27, 1998 and described in such announcement as being related in part to a physical inventory adjustment."

SECTION 2.02 INTEREST: Section 3.01 of the Credit Agreement is amended by replacing the chart at the end of such Section with the following:

                                        U.S. BASE   U.S. REFERENCE
DEBT TO                                 RATE LOANS  RATE LOANS
EBITDA PRICING        PRIME RATE LOANS  U.S. Base   U.S. Reference        LIBOR LOANS
ADJUSTMENT RATIO      Prime Rate +      Rate +      Rate +                LIBOR +
< 2.0:1               0 bps             0 bps       0 bps                 50 bps
< 2.5:1               0 bps             0 bps       0 bps                 75 bps
< 3.0:1               0 bps             0 bps       0 bps                 100 bps
< 3.5:1               25 bps            25 bps      25 bps                125 bps
< 4.0:1               50 bps            50 bps      50 bps                150 bps
= or > 4.0:1          75 bps            75 bps      75 bps                175 bps

      Notwithstanding any other provision of this Agreement, the Applicable Interest Pricing Adjustment will be reset on February 19, 1998, to be applicable from and including such date to the next Pricing Adjustment Date (being April 1, 1998), to the amount indicated above as being applicable where the Debt to EBITDA Pricing Adjustment Ratio is greater than 4.0 to 1.0."

SECTION 2.03 FEES FOR BANKERS' ACCEPTANCES AND BA EQUIVALENT NOTES:  Section
3.09 of the Credit Agreement is amended by replacing the chart at the end of such Section with the following:

                         DEBT TO EBITDA
                         PRICING ADJUSTMENT    APPLICABLE
                         RATIO                 STAMPING FEE
                         < 2.0:1               50 bps
                         < 2.5:1               75 bps
                         < 3.0:1               100 bps
                         < 3.5:1               125 bps
                         < 4.0:1               150 bps
                         = or > 4.0:1          175 bps

      Notwithstanding any other provision of this Agreement, the Applicable Stamping Fee will be reset on February 19, 1998, to be applicable from and including such date to the next Pricing Adjustment Date (being April 1, 1998), to the amount indicated above as being applicable where the Debt to EBITDA Pricing Adjustment Ratio is greater than 4.0 to 1.0."

SECTION 2.04 FEES FOR LETTERS OF CREDIT: Section 3.10 of the Credit Agreement is amended by replacing the chart in such Section with the following:

                         "DEBT TO EBITDA
                         PRICING ADJUSTMENT    APPLICABLE LC FEE
                         RATIO                 PRICING RATE
                         < 2.0:1               50 bps
                         < 2.5:1               75 bps
                         < 3.0:1               100 bps
                         < 3.5:1               125 bps
                         < 4.0:1               150 bps
                         = or > 4.0:1          175 bps

      Notwithstanding any other provision of this Agreement, the Applicable LC Fee Pricing Rate will be reset on February 19, 1998, to be applicable from and including such date to the next Pricing Adjustment Date (being April 1, 1998), to the amount indicated above as being applicable where the Debt to EBITDA Pricing Adjustment Ratio is greater than 4.0 to 1.0."

SECTION 2.05 STANDBY FEE: Section 3.11 of the Credit Agreement is amended by replacing the chart in such Section with the following:

                         "DEBT TO EBITDA
                         PRICING ADJUSTMENT    APPLICABLE STANDBY
                         RATIO                 FEE PRICING RATE
                         < 2.0:1               20 bps
                         < 2.5:1               25 bps
                         < 3.0:1               30 bps
                         < 3.5:1               35 bps





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                                     - 7 -





                         < 4.0:1       40 bps
                         =or > 4.0:1  45 bps

      Notwithstanding any other provision of this Agreement, the Applicable Standby Fee Pricing Rate will be reset on February 19, 1998, to be applicable from and including such date to the next Pricing Adjustment Date (being April 1, 1998), to the amount indicated above as being applicable where the Debt to EBITDA Pricing Adjustment Ratio is greater than 4.0 to 1.0."

SECTION 2.06 MANDATORY REPAYMENTS: The following Section is added to Article Four of the Credit Agreement:

      "4.07 DESIGNATED SUBORDINATED DEBT

           On the date on which any Designated Subordinated Debt is drawn by the Cdn. Borrower, the limit of the Credit (on a pro rata basis among Tranches 1, 2 and 3 until the limit of such Tranches is reduced to 0 and thereafter on a pro rata basis among the remaining Tranches) will be permanently reduced by an amount equal to the amount of the Designated Subordinated Debt so obtained on such date (up to an aggregate overall reduction in the limit of the Credit for all such dates of U.S. $200,000,000), and each of the Borrowers will repay sufficient Accommodation under the affected Tranches so that, after giving effect to such repayment and any concurrent repayments made by the other Borrower, the U.S. Dollar Amount of the Accommodation then outstanding under each such Tranche does not exceed the reduced limit of such Tranche."

SECTION 2.07 ADDITIONAL SECURITY: Article Six of the Credit Agreement is amended by deleting "(collectively the Security)" in lines 5 and 6 of Section
6.01 and by adding the following Section at the end of such Article:

      "6.06 FORM OF ADDITIONAL SECURITY

     As additional general and continuing security for the due payment and performance of all present and future indebtedness and liability of the Borrowers to (w) the Administrative Agent, the Other Agents and the Lenders under the Credit Documents, (x) the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates under all Lender/Borrower Hedging Arrangements, (y) the holders of the Designated Subordinated Debt, and
(z) the holders of any Debt or credit arrangements refinancing any Debt under this Agreement or the Designated Subordinated Debt, the following security (collectively the "ADDITIONAL SECURITY") will be provided, as soon as possible after February 19, 1998 (and in any event prior to April 15, 1998 or such later date as the Administrative Agent may from time to time designate with respect to any particular item or items of Additional Security), to the Administrative Agent or as provided below to a security agent or a security trustee for the benefit of the Administrative Agent, the Other Agents, the Lenders, their respective Eligible Affiliates, the holders of the Designated Subordinated Debt and the holders of any such Debt or credit arrangements refinancing any Debt under this Agreement or the Designated Subordinated Debt:

            (a) an unlimited guarantee and a postponement of claim from each of the Borrowers;

            (b) a general security agreement (and equivalent security documentation where required in applicable jurisdictions) from each of the Borrowers constituting a first-priority Lien (subject only to Permitted Liens) on all of the present and future property of such Borrower;

            (c) an unlimited guarantee and a postponement of claim from each present and future Restricted Party (other than a Borrower);

            (d) a general security agreement (and equivalent security documentation where required in applicable jurisdictions) from each of the Restricted Parties (other than the Borrowers) constituting a first-priority Lien (subject only to Permitted Liens) on all of the present and future property of such Restricted Party;

            (e) a securities pledge agreement from each present and future Restricted Party constituting a first-priority Lien (subject only to Permitted Liens) on all of the present and future securities in any and all of their respective present and future Subsidiaries which are also Restricted Parties, whether wholly or partially owned, acknowledged by such Subsidiaries, together with such resolutions and consents as the Administrative Agent may determine are legally required or advisable and the security certificates duly issued by each of such Subsidiaries evidencing such pledge of securities duly endorsed in blank for transfer;

            (f) charge/mortgages of land in a principal amount at least equal to such principal amount as may be designated by the Administrative Agent having regard to, among other things, the amount of the Debt under the Credit Documents, the apparent value of such real property and the registration charges relative to the registration of such charge/mortgage of land against such real property constituting a first-priority Lien (subject only to Permitted Liens) over all of the real property owned by the Restricted Parties from time to time designated in writing by the Administrative Agent;

            (g) assignments with appropriate mortgagee clauses of all insurance held by the Restricted Parties together with loss payable and standard mortgage clauses in form and content satisfactory to the Administrative Agent;

            (h) a postponement, subordination and priority agreement from the holders of Designated Subordinated Debt (or from an agent or trustee acting on behalf of such holders) postponing and subordinating all Designated Subordinated Debt from time to time payable by the Restricted Parties to such holders to all debts and liabilities from time to time of the Restricted Parties to the Administrative Agent, the Other Agents, the Lenders and their Respective Eligible Affiliates under or in respect of the Credit Documents and the Lender/Borrower Hedging Arrangements; and

            (i) if any of the Additional Security referred to above is to be held by a security trustee or security agent as provided for above, a security agency agreement or security trust agreement between the Borrowers, the applicable security agent or security trustee, the Administrative Agent (on behalf of the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates) and the holders of Designated Subordinated Debt (or an agent or trustee acting on behalf of such holders) in form and substance satisfactory to the Administrative Agent."

SECTION 2.08 REPRESENTATIONS AND WARRANTIES: Section 7.01 of the Credit Agreement is amended by adding the following subsection at the end of such
Section:

       "(ah) In connection with the Inventory Discrepancy Charge:

            (i) the Inventory Discrepancy Charge is related primarily to the Restricted Parties' copper inventory and primarily to such copper inventory located at plants of the Restricted Parties located in Hamilton, Ontario;

            (ii) the Restricted Parties no longer engage in trading in copper except for Hedging Arrangements entered into in accordance with subsection 8.02(r) to protect against fluctuations in the price of copper;

            (iii) the Restricted Parties have taken internal security and management control steps to address confirmation of inventory entering and leaving their premises;

            (iv) the aggregate amount of the Inventory Discrepancy Charge, when conclusively finalized, will not exceed U.S. $125,000,000, although the amounts of the relative components of the Inventory Discrepancy Charge may change;

            (v) the Inventory Discrepancy Charge will not be included in or have an impact on the Restricted Parties' cash flow or budget for the Financial Year ending on December 31, 1998;

            (vi) the issues giving rise to the Inventory Discrepancy Charge do not exist in, or impact on, any of the other divisions or operations of the Restricted Parties; and

           (vii) the 1997 revenue from the Restricted Parties' Hamilton, Ontario copper operations constitutes less than 10% of the overall 1997 revenue of the Restricted Parties.

SECTION 2.09 POSITIVE COVENANTS:  Section 8.01 of the Credit Agreement is
                                  amended by:

      (a) revising clause 8.01(a)(i)(y) to require the Cdn. Borrower to deliver to the Administrative Agent prior to March 16, 1998 a copy of the unaudited consolidated balance sheet of the Cdn. Borrower and its Subsidiaries as at December 31, 1997, together with the related unaudited consolidated statements of earnings, changes in financial position and shareholders' equity of the Cdn. Borrower and its Subsidiaries for the Financial Year ending on such date, setting forth in each case in comparative form the figures for the previous Financial Year and budgeted figures for such Financial Year.

      (b) deleting the word 'and' at the end of paragraph 8.01(b)(ix), changing the '.' at the end of paragraph 8.01(b)(x) to read '; and', and adding the following paragraph at the end of subsection 8.01(b):

           "(xi) prior to April 30, 1998, the Restricted Parties' three year projections for the 1998, 1999 and 2000 Financial Years of the Restricted Parties."

      (c)  adding the following subsections at the end of such Section:

           "(x) Designated Subordinated Debt. Comply, and cause the other Restricted Parties to comply, with the terms and provisions of the Designated Subordinated Debt and the related subordination agreement entered into between the Cdn. Borrower, the Administrative Agent and the holders of the Designated Subordinated Debt.

            (aa) KPMG Report.  Take all commercially reasonable
                 steps to implement, and to cause the other Restricted Parties to implement, as soon as reasonably possible all recommendations, if any, which are (i) made by KPMG Investigation and Security Inc. in its final report (or where there are separate final reports on different issues, in any of its final reports) under its February 3, 1998 engagement letter to Stikeman, Elliott and Blake, Cassels & Graydon, and
                 (ii) designated by the Administrative Agent, acting reasonably, as recommendations which should be implemented by the Restricted Parties.

SECTION 2.10 NEGATIVE COVENANTS: Section 8.02 of the Credit Agreement is amended by:

      (a)  adding the following words at the end of paragraph 8.02(a)(viii):

            "provided, however, that if any Designated Subordinated Debt is drawn by the Cdn. Borrower, Additional Debt may thereafter only be incurred with the prior written consent of, and subject to any conditions imposed at the time of the giving of such consent by, the Required Lenders"

      (b) revising subsection 8.02(e) of the Credit Agreement to read as follows:

            "(e) Investments.  Make any Investments in any one or
                 more Persons who are not Wholly-Owned Restricted Parties except for:

                   (i) the Cdn Borrower's Safety-Kleen Equity Investment to the extent it is financed from the proceeds of the Designated Subordinated Debt; and

                   (ii) other Investments which do not exceed, in the aggregate for all such Investments made after the date of this Agreement and all Financial Assistance given after the date of this Agreement as permitted under paragraph 8.02(l)(ii) by all Restricted Parties, U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies)."

      (c) revising subsection 8.02(f) of the Credit Agreement by removing the word "and" at the end of paragraph 8.02(f)(i), changing the "." at the end of paragraph 8.02(f)(ii) to read "; and", and adding the following paragraph at the end of such subsection:

                 "(iii) the Cdn. Borrower may repay the Designated Subordinated
                        Debt (including interest thereon) if such repayment is made in compliance with the provisions of subsection 8.02(u)."

      (d) revising subsection 8.02(l) of the Credit Agreement to read as follows:

            "(l) Limitation of Financial Assistance) Limitation of Financial
                 Assistance. Provide any Financial Assistance to any one or more Persons which are not Wholly-Owned Restricted Parties except:

                   (i) the Cdn Borrower's Safety-Kleen Equity Investment to the extent it is financed from the proceeds of the Designated Subordinated Debt; and

                   (ii) other Financial Assistance which does not exceed, in the aggregate
                        for all such Financial Assistance made after the date of this Agreement and all Investments given after the date of this Agreement as permitted under paragraph 8.02(e)(ii) by all Restricted Parties, U.S. $50,000,000 (or the Equivalent Amount in any other currency or currencies); provided, however, that this limitation shall not apply to assurances or obligations of Restricted Parties which are excluded from the definition of Contingent Obligation pursuant to paragraph (c) of such definition.

      (e) revising subsection 8.02(r) of the Credit Agreement by changing the "." at the end of such subsection to read ";" and by adding the following clause after paragraph 8.02(r)(ii) at the end of such subsection as part of the main paragraph of such subsection:

           "provided however, that the provisions of this subsection shall not apply to any Hedging Arrangements existing prior to December 31, 1997 to the extent that they gave rise to all or any part of the Inventory Discrepancy Charge."

      (f)  adding the following new subsections at the end of such Section:

            "(s) Standstill Respecting Certain Activities. Notwithstanding any
                 other provision of this Agreement, at any time between February 9, 1998 and June 30, 1998:

                  (i) enter into any material Purchase Money Obligation or Capitalized Lease Obligation otherwise permitted under subsection 8.02(a);

                  (ii) make any further Investments under the basket provided for under paragraph 8.02(e)(ii);

                  (iii) enter into any further sale and leaseback transactions otherwise permitted under subsection 8.02(j) other than a U.S. $25,000,000 pending sale and leaseback transaction with National City Leasing Corporation;

                  (iv) make any further Acquisitions otherwise permitted under subsection 8.02(k);

                  (v) provide any further Financial Assistance under the basket provided for under paragraph 8.02(l)(ii); or

                  (vi) enter into any further arrangements to monetize inventory otherwise permitted under paragraph 8.02(d)(iv) except for continuations, renewals or rollovers of inventory monetization arrangements in existence on February 9, 1998.

            (t) Obtaining Designated Subordinated Debt. Obtain any of the Designated Subordinated Debt:

                 (i) unless the holder of such Designated Subordinated Debt has first entered into a subordination agreement in form, scope and substance satisfactory to the Administrative Agent; and

                 (ii) unless the entire proceeds of such Designated
                      Subordinated Debt are used only for the purpose of financing the Cdn. Borrower's Safety-Kleen Equity Investment and paying the fees associated therewith.

            (u) Payment of Designated Subordinated Debt. Make or provide for any payment of any of the Designated Subordinated Debt at any time except to the extent that such payment is expressly permitted under the provisions of the subordination agreement referred to in paragraph 8.02(t)(i)."

SECTION 2.11 FINANCIAL COVENANTS: Section 8.03 of the Credit Agreement is amended by deleting the word 'and' at the end of subsection 8.03(c), changing the '.' at the end of subsection 8.03(d) to read '; and' and adding the following subsection at the end of such Section:

           "(e) will ensure that the Adjusted Debt to EBITDA Covenant Ratio is at all times:

                 (1)  on or before December 31, 1998, equal to or less than
                      5.0 to 1.0;


                 (2) on or after January 1, 1999 and on or before December 31, 1999, equal to or less than 4.75 to 1.0; and

                 (3) on or after January 1, 2000, equal to or less than 4.5 to 1.0."

SECTION 2.12 EVENTS OF DEFAULT: Section 9.01 of the Credit Agreement is amended by adding the following subsections at the end of such Section:

           "(v) Inventory Discrepancy Charge. If any of the representations and warranties made in subsection 7.01(ah) are determined by the Required Lenders to be untrue in any material respect (it being acknowledged and agreed by the Borrowers that a finding by KPMG Investigation and Security Inc. pursuant to the investigation undertaken by it under the February 3, 1998 engagement letter from KPMG Investigation and Security Inc. to Stikeman, Elliott and Blake, Cassels & Graydon (as the same may be supplemented or amended from time to time in accordance with its terms) will be deemed to be conclusive for the purpose of assessing the truth of any such matter).

      (w)  KPMG Report.  If the final report of KPMG Investigation and
           Security Inc. referred to in subsection 8.01(aa) (or where there are separate final reports on different issues, any one of such final reports) or the results of investigations relative to the Inventory Discrepancy Charge by the Cdn. Borrower, its auditors or KPMG Investigation and Security Inc. disclose any matter respecting the Restricted Parties' financial position, performance, accounting or reporting, or the Restricted Parties' internal controls, management or governance systems, which matter, in the opinion of the Required Lenders, (i) is material, and (ii) was not known by such Lenders on February 19, 1998, and (iii) has had or would have a Material Adverse Effect.

SECTION 2.13 CONDITIONS PRECEDENT: Section 10.02 of the Credit Agreement is amended by revising subsection (c) of such Section to read as follows:


     "(c) After giving effect to the applicable Borrowing the Borrowers will continue to be in compliance with the Debt to EBITDA Covenant Ratio requirements set forth in subsection 8.03(b) and the Adjusted Debt to EBITDA Covenant Ratio requirements set forth in subsection 8.03(e), and the applicable Borrower shall have delivered to the Administrative Agent, if so requested by the Administrative Agent, an Officer's Certificate to such effect."

SECTION 2.14  SCHEDULES:  The Schedules to the Credit Agreement are amended by:

      (a) amending Schedule 6 (Permitted Liens) by adding the following paragraph to such Schedule;

     "(y) Liens in favour of the holders of the Designated Subordinated Debt provided that such Liens:

           (i)   secure only the Designated Subordinated Debt;

           (ii) do not at any time extend to collateral that is not subject to the Liens created under the Security or the Additional Security; and

           (iii) rank subsequent to all Liens in favour of the Administrative Agent, the Other Agents, the Lenders and their respective Eligible Affiliates relative to the Credit Documents and Lender/Borrower Hedging Arrangements and are validly subordinated to all such Liens pursuant to a subordination agreement in form, scope and substance satisfactory to the Administrative Agent."

      (b) amending Schedule 10 (Form of Notice of Borrowing) by revising paragraph (iii) on page 3 of such form of Notice of Borrowing to read as follows:


          "(iii) after giving effect to the Borrowing requested under this Notice of

                   Borrowing:


                   (A)  the Debt to EBITDA Covenant Ratio on the Borrowing Date
                        under this Notice of Borrowing will be less than     to
                        1.0; and

                   (B) the Adjusted Debt to EBITDA Covenant Ratio on the Borrowing Date under this Notice of Borrowing will be
                        less than     to 1.0; and"

      (c) amending Schedule 21 (Quarterly Compliance Certificate) by adding a new paragraph 8a to the Quarterly Financial Compliance Certificate forming part of such Schedule to read as follows:

                  "8a The Borrower is in compliance with the Adjusted Debt to EBITDA Covenant Ratio requirements of subsection 8.03(e) of the Credit Agreement as of the first day following the Reference Date as demonstrated in the calculations set forth
                  in Appendix       to this Certificate.  Debt as of the first
                  day following the Reference Date was U.S. $ (x), Subordinated Debt as of the first day following the Reference Date was U.S.
                  $                     (y) and EBITDA for the Reference
                  Financial Period ended on the Reference Date was U.S. $   (z).
                  Accordingly the Adjusted Debt to EBITDA Covenant Ratio on
                  the first day following the Reference Date was ((x)+(y))
                  divided by (z) which is        to 1.0."


                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01 CONFIRMATION OF REPRESENTATIONS: Each of the Borrowers represents and warrants that, as at the date of this amending agreement and assuming that the amendments made to the Credit Agreement by this amending agreement have become effective, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in Article Seven of the Credit Agreement are true and correct.


                                  ARTICLE FOUR

                                    GENERAL

SECTION 4.01 CONFIRMATION: The Credit Agreement, as amended by this amending agreement, is hereby confirmed by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

SECTION 4.02 BINDING NATURE: This amending agreement shall enure to the benefit of and be binding upon the Borrowers, the Administrative Agent, the Lenders, the Other Agents, their respective Eligible Affiliates and their respective successors and permitted assigns.

SECTION 4.03 CONFLICTS: If, after the date of this amending agreement, any provision of this amending agreement is inconsistent with any provision of the Credit Agreement the relevant provision of this amending agreement shall prevail.

SECTION 4.04 LAW OF CONTRACT: This amending agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of the laws of Canada applicable in the Province of Ontario.

SECTION 4.05 COUNTERPART AND FACSIMILE: This amending agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this amending agreement by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this amending agreement by such party.


     IN WITNESS OF WHICH the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, have executed this amending agreement as of the date indicated on the first page of this amending agreement.



                                          PHILIP SERVICES
PHILIP SERVICES CORP.                     (DELAWARE), INC.


by: __________________________________    by: __________________________________
    name:  Marvin Boughton                    name:  Marvin Boughton
    title: Chief Financial Officer,           title: Chief Financial Officer,
           Executive Vice President                  Executive Vice President


by: __________________________________    by: __________________________________
    name:  Colin Soule                        name:  Colin Soule
    title: Executive Vice President,          title: Executive Vice President,
           General Counsel                           General Counsel



CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as Administrative Agent)
by: __________________________________
    name:
    title:



                        ACKNOWLEDGEMENT AND CONFIRMATION


     Each of the undersigned consents to the above referenced amendments to the Credit Agreement and to the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, entering into this amending agreement and acknowledges and agrees that all of the guarantees and security delivered by it to any one or more of the Administrative Agent and the Lenders in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the Other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect notwithstanding the entering into of this amending agreement by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, and notwithstanding the amendments to the Credit Agreement effected by this amending agreement.

     This acknowledgement and confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this acknowledgement and confirmation by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this acknowledgement and confirmation by such party.


     IN WITNESS OF WHICH each of the undersigned have executed this acknowledgement and confirmation as of the date referred to on the first page of this amending agreement.


     PHILIP INTERNATIONAL DEVELOPMENT INC.

     PHENCORP INTERNATIONAL B.V.

     PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

     REFLUENT INVESTMENTS LIMITED

                   1244764 ONTARIO LIMITED

                   SCHIFLUENT LIMITED

                   IVOR SIMMONS FAMILY HOLDINGS INC.

                   PHILIP INVESTMENT CORP.

                   CHEM-SERV ASSOCIATES INC.

                   LYNX ENVIRONMENTAL SERVICES LTD.

                   PHILIP ANALYTICAL SERVICES CORPORATION

                   RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC ALUMINUM RECYCLING INC.

                   PHILIP ENVIRONMENTAL (ELMIRA) INC.

                   PHILIP ENTERPRISES INC.

                   PHILIP ENVIRONMENTAL SERVICES LIMITED

                   PHENCORP REINSURANCE COMPANY INC.

                   2766906 CANADA INC.

                   TARO AGGREGATES LTD.

                   1233793 ONTARIO INC.

                   1195613 ONTARIO INC.

                   842578 ONTARIO LIMITED

                   ALLWASTE OF CANADA LTD.

                   CALIGO RECLAMATION LTD.

                   CALIGO REINGUNGSGES M.B.H.

                   SERV-TECH CANADA INC.

     ST DELTA CANADA INC.

     LUNTZ CORPORATION

     RMF GLOBAL, INC.
     (the surviving corporation from the merger of RMF
     Global, Inc., RMF Industrial Services, Inc. and
     RMF Global Management Co., Inc. into Philip
     Environmental Services Acquisition Corporation)

     RMF INDUSTRIAL CONTRACTING, INC.

     RMF ENVIRONMENTAL, INC.

     COUSINS WASTE CONTROL CORPORATION
     (the surviving corporation from the merger of LWC
     Equipment Company, BBC Environmental Enterprises,
     Inc. and Cousins Waste Control Corporation into
     Philip Environmental Services Acquisition (Ohio)
     Corporation)

     PEN METALS (DELAWARE), INC.

     PHILIP METALS (DELAWARE), INC.

     LUNTZ ACQUISITION (DELAWARE) CORPORATION

     PHILIP METALS, INC.

     PHILIP METALS RECOVERY (USA) INC.
     (the surviving corporation from the merger of Conversion Resources, Incorporated and Warrenton
     Resources, Inc. into Philip Metals Recovery (USA)
     Inc.)

     PHILIP ENVIRONMENTAL OF IDAHO CORPORATION

     PHILIP ENVIRONMENTAL (WASHINGTON) INC.

     BURLINGTON ENVIRONMENTAL INC.
     (a Delaware corporation)

     PHILIP ENVIRONMENTAL SERVICES CORPORATION (the surviving corporation from the merger of Jaca Corp. into Philip Environmental
     Services Corporation)

     SOLVENT RECOVERY CORPORATION

     BURLINGTON ENVIRONMENTAL INC.
     (a Washington corporation)

     RESOURCE RECOVERY CORPORATION

     TERMCO CORPORATION

     UNITED DRAIN OIL SERVICE, INC.

     GASOLINE TANK SERVICE COMPANY, INC.

     PHILIP SERVICES (NEW YORK) INC.
     (the surviving corporation from the merger of Philip Environmental (New York) Inc. into Roth
     Bros. Smelting Corp.)

     NORTRU, INC.

     ALLWORTH, INC.

     CHEMICAL RECLAMATION SERVICE, INC.

     CYANOKEM INC.

     RHO-CHEM CORPORATION

     SESSA, S.A. DE C.V.

     THERMALKEM INC.

     PHILIP INDUSTRIAL SERVICES GROUP, INC.
     (formerly Allwaste, Inc.)

     PSC ENTERPRISES INC.
     (formerly Allquest Enterprises, Inc.)

     ALLIES STAFFING, INC.

     ALLQUEST CAPITAL, INC.

     ALLQUEST ENERGY SERVICES, INC.

     ALLWASTE TANK CLEANING, INC.

     ALLWASTE RECOVERY SYSTEMS, INC.

     HYDROWASH RECYCLING SYSTEMS, INC.

     ALLWASTE RAILCAR CLEANING, INC.

     GRS/LAKE CHARLES, LTD.

     GEORGIA RECOVERY SYSTEMS

     ALLWASTE ENVIRONMENTAL SERVICES, INC.

     CALIGO LTD.

     PHILIP PLANT SERVICES, INC.

     ALL SAFETY & SUPPLY, INC.

     PHILIP SERVICES/LOUISIANA, INC.
     (formerly Allwaste Environmental Services of
     Louisiana, Inc.)

     PHILIP SERVICES/MISSOURI, INC.
     (formerly Allwaste Environmental Services of
     Missouri, Inc.)

     ALLWASTE ACCESS SERVICES, INC.

     PHILIP SERVICES/OKLAHOMA, INC.
     (formerly Allwaste Environmental Services of
     Oklahoma, Inc.)

     PHILIP INDUSTRIAL SERVICES OF TEXAS, INC.
     (formerly Allwaste Environmental Services of
     Texas, Inc.)

     ALLWASTE ENVIRONMENTAL SERVICES/SOUTHWEST, INC.

     ALLWASTE/NAL, INC.

                              ALLWASTE ENVIRONMENTAL SERVICES/SOUTH CENTRAL,
                              INC.

                              ALLWASTE EXPLOSIVE SERVICES, INC.

                              JAMES & LUTHER SERVICES, INC.

                              ALLWASTE SERVICES OF EL PASO, INC.

                              ALLWASTE TEXQUISITION, INC.

                              ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA,
                              INC.

                              ALLWASTE ENVIRONMENTAL SERVICES OF OHIO, INC.

                              J.D. MEAGHER/ALLWASTE, INC.

                              ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL,
                              INC.
                              (an Iowa corporation)

                              PHILIP SERVICES/NORTH CENTRAL, INC.
                              (formerly Allwaste Environmental Services/North Central, Inc.) (an Illinois corporation)

                              OIL RECYCLING, INC.

                              PHILIP MID-ATLANTIC, INC.
                              (formerly Clean America, Inc.)

                              PHILIP SERVICES/NORTH ATLANTIC, INC.
                              (formerly Allwaste Environmental Services/North Atlantic, Inc.)

                              JESCO INDUSTRIAL SERVICES, INC.

                              PHILIP/WHITING, INC.
                              (formerly Allwaste/Whiting, Inc.)

                              ALLWASTE ENVIRONMENTAL SERVICES/WEST COAST, INC.

                              ALLWASTE TRANSPORTATION AND REMEDIATION, INC.

                              ALLWASTE OF HAWAII, LTD.

                              ALLWASTE INTERMOUNTAIN PLANT SERVICES, INC.

                              ALLSCAFF, INC.

                              PHILIP SERVICES/CENTRAL FLORIDA, INC.
                              (formerly Allwaste Environmental Services/Central Florida, Inc.)

                              PHILIP SERVICES/ATLANTA, INC.
                              (formerly Allwaste Environmental Services of
                              Atlanta, Inc.)

                              ALLWASTE SERVICES OF CHARLOTTE, INC.

                              PHILIP SERVICES/MOBILE, INC.
                              (formerly Allwaste Services of Mobile, Inc.)

                              PHILIP/BEC, INC.
                              (formerly BEC/Allwaste, Inc.)

                              INDUSTRIAL CONSTRUCTION SERVICES COMPANY, INC.

                              MADSEN-BARR/PHILIP UTILITIES MANAGEMENT
                              CORPORATION, INC.
                              (formerly Madsen/Barr-Allwaste, Inc.)

                              APLC, INC.

                              ALRC, INC.

                              AWI/ETSS ACQUISITION, INC.

                              TIPCO ACQUISITION CORP.

                              AWI/SOUTHWEST ACQUISITION

                              ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL
                              ECOLOGICO S.A. DE C.V.

                              ALLWASTE PAINT SERVICES S.A. DE C.V.

                              ALLWASTE ASBESTOS ABATEMENT, INC.

                              ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.

                              ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC.

                              ONEIDA ASBESTOS REMOVAL, INC.

                              ONEIDA ASBESTOS ABATEMENT INC.

                              PHILIP ST, INC.
                              (formerly Serv-Tech, Inc.)

                              HARTNEY INDUSTRIAL SERVICES CORPORATION

                              HARTNEY CORPORATION

                              TOTAL REFRACTORY SYSTEMS, INC.

                              CON-SEAL, INC.

                              UNITED INDUSTRIAL MATERIALS, INC.

                              ADVANCED REFRACTORY SERVICES, INC.

                              CASTING CONCEPTS, INC.

                              TURNAROUND MAINTENANCE, INC.

                              PHILIP ENTERPRISE SERVICE CORPORATION
                              (formerly Enterprise Service Corporation)

                              PRS HOLDING, INC.

                              PHILIP PETRO RECOVERY SYSTEMS, INC.
                              (formerly Petro Recovery Systems, Inc.)

     TERMINAL TECHNOLOGIES, INC.

     SERV-TECH OF NEW MEXICO, INC.

     DM ACQUISITION CORPORATION

     DELTA MAINTENANCE, INC.

     CHEMISOLV HOLDINGS, INC.

     PHILIP CHEMI-SOLV, INC.
     (formerly Chemi-Solv, Inc.)

     CHEMISOLV LIMITED

     PHILIP ST PIPING, INC.
     (formerly ST Piping, Inc.)

     SERV-TECH EUROPE GMBH

     REFINERY MAINTENANCE INTERNATIONAL LIMITED

     SERV-TECH SERVICES, INC.

     MAC-TECH, INC.

     SERV-TECH MEXICANA S DE R.L.

     SERV-TECH DE MEXICO S DE R.L.

     PHILIP TECHNICAL SERVICES, INC.
     (formerly Hill Technical Services, Inc.)

     PETROCHEM FIELD SERVICES DE VENEZUELA

     PHILIP MECHANICAL SERVICES OF LOUISIANA INC.
     (formerly American Mechanical Services, Inc.)

     SERV-TECH SUDAMERICANA S.A.

     SERV-TECH EPC, INC.

     SERV-TECH ENGINEERS, INC.


     PHILIP F.C. SCHAFFER, INC.
     (formerly F.C. Schaffer & Associates, Inc.)

     SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.

     SERV-TECH INTERNATIONAL SALES

     INTSEL SOUTHWEST LIMITED PARTNERSHIP
     by all of its partners
     PEN METALS (DELAWARE), INC.
     PHILIP METALS (DELAWARE), INC.

     PHILIP/SECO INDUSTRIES, INC.
     (formerly Seco Industries, Inc.)

     1247701 ONTARIO INC.

     1248076 ONTARIO INC.

     INTERMETCO LIMITED

     ARC DUST PROCESSING (BARBADOS) LIMITED

     HARRINGTON ENGINEERING LIMITED

     SPITMAN INDUSTRIE SERVICES B.V.

     ALLWASTE TANK SERVICES S.A. DE C.V.

     CALIGO DE MEXICO, S.A. DE C.V.

     SERV-TECH INTERNATIONAL SALES, INC.

     PSC/IML ACQUISITION CORPORATION

     21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.

     21ST CENTURY ENVIRONMENTAL

                              MANAGEMENT, INC. OF NEVADA

                              21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF PUERTO RICO

                              21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND

                              CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA

                              CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK

                              NORTHLAND ENVIRONMENTAL, INC.

                              RESI ACQUISITION (DELAWARE) CORPORATION

                              CHEM-FREIGHT, INC.

                              REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY),
                              INC.

                              REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA),
                              INC.

                              REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL
                              SERVICES GROUP), INC.

                              REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), INC.

                              D & L INC.

                              INTERMETCO US INC.

                              BUTCO INC.

                              INTERMETCO USA LTD.

                              GEORGIA TUBULAR PRODUCTS, INC.

                              MEKLO, INCORPORATED

                              SOUTHEAST ENVIRONMENTAL SERVICES, INC.

                              ALLSCAFF, INC. (a Tennessee corporation)

                              PHILIP INDUSTRIAL SERVICES (USA), INC.

                              PHILIP PLANT SERVICES, INC.

                              PHILIP METALS, INC.

                              INDUSTRIAL SERVICES TECHNOLOGIES, INC.

                              ADVANCED ENVIRONMENTAL SYSTEMS, INC.

                              ADVANCED ENERGY CORPORATION

                              INTERNATIONAL CATALYST, INC.

                              IST HOLDING CORP.

                              CHEM-FAB, INC.

                              PIPING HOLDINGS CORP.

                              PIPING COMPANIES, INC.

                              PIPING MECHANICAL CORP.

                              HYDRO-ENGINEERING & SERVICE, INC.

                              AES ACQUISITION CORP.

                              PHILIP METALS (USA), INC.

                              PHILIP SERVICES (PENNSYLVANIA), INC.

     and all other Guarantor Subsidiaries (if any)


     in each case by:

     /s/ Colin Soule
     ____________________________
     Colin Soule
     Authorized Signatory